Loans payable	12 Months Ended
Dec. 31, 2017
Loans Payable
19. Loans payable

Loans payable represent borrowings from various individuals and companies through various securities exchanges and loans from shareholders (see note 6 for maturity analysis). The average annual interest rates was 9.7% and 8.7% at December 31, 2016 and 2017, respectively.

	As at December 31,
	2016	2017
	RMB’000	RMB’000

Loans payable to third parties	177,970	216,370
Loans payable to shareholders	22,500	10,000
Total	200,470	226,370